UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________ FORM 8-K ________________

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2015
_______________
CIBOLAN GOLD CORPORATION
(Exact name of Registrant as specified in its charter) ________________

Delaware	000-30230	65-0488983
(State or other jurisdictionof incorporation)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

1155 W 4th Street, Suite 210, Reno NV 89503 (Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (775) 583-4636 __________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of Material Definitive Agreement
On January 16, 2016, the Mining Lease by and Independence Gold-Silver Mines Inc. and General Gold Corporation a wholly owned subsidiary of Cibolan Gold Corporation dated July 13, 2005 was terminated as a result of nonpayment of advance minimum royalty payments required under the agreement.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

Bryson Goodwin resigned as a member of the Board of Directors effective October 1, 2015.

Shane K. Dyer resigned as a member of the Board of Directors effective February 15, 2016.

Walter A. Marting, Jr. resigned as a member of the Board of Directors effective June 7, 2016.

Larry Max Bigler resigned as a member of the Board of Directors effective July 22, 2016.

A copy of the press release announcing the settlement and the above resignations has been filed as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release dated January 20, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 20, 2017
GENERAL METALS CORPORATION

By:	/s/ Daniel J. Forbush
Name: Daniel J. Forbush
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated January 20, 2017.

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